EXHIBIT 10.6

Recourse Carve-Out GUARANTY AGREEMENT
[PORTFOLIO]
This GUARANTY AGREEMENT (this “Guaranty”) is made as of October 22, 2015, by GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC., a Maryland corporation (“Guarantor”), in favor of AMERICAN GENERAL LIFE INSURANCE COMPANY, a Texas corporation (“AGL”), THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas corporation (“VALIC”), and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation (“USL”), as co-lenders (collectively, “Lender”).
1.Loan and Notes
This Guaranty is executed in connection with six (6) Loans (defined below). The collective principal amount of the Loans is $126,970,000. Concurrently herewith, Lender is making loans to (i) Griffin (Columbus) Essential Asset REIT II, LLC, a Delaware limited liability company (“GC Columbus”), evidenced by that certain Promissory Note payable to the order of AGL in the original principal amount referenced therein, that certain Promissory Note payable to the order of VALIC in the original principal amount referenced therein, and that certain Promissory Note payable to the order of USL in the original principal amount referenced therein, each of even date herewith (collectively, the “Ohio Notes”), which are collectively secured by that certain Open-End Mortgage, Security Agreement, Fixture Filing, and Assignment of Leases and Rents (Ohio) executed by GC Columbus for the benefit of Lender (the “Ohio Security Instrument”), covering certain real property more particularly described therein, (ii) Griffin (Houston Westgate II) Essential Asset REIT II, LLC, a Delaware limited liability company (“GC Houston”), evidenced by that certain Promissory Note payable to the order of AGL in the original principal amount referenced therein, that certain Promissory Note payable to the order of VALIC in the original principal amount referenced therein, and that certain Promissory Note payable to the order of USL in the original principal amount referenced therein, each of even date herewith (collectively, the “Texas Notes”), which are collectively secured by that certain Deed of Trust, Security Agreement, Fixture Filing, and Assignment of Leases and Rents (Texas) executed by GC Houston for the benefit of Lender (the “Texas Security Instrument”), covering certain real property more particularly described therein, (iii) Griffin (Concord) Essential Asset REIT II, LLC, a Delaware limited liability company (“GC Concord”) evidenced by that certain Promissory Note payable to the order of AGL in the original principal amount referenced therein, that certain Promissory Note payable to the order of VALIC in the original principal amount referenced therein, and that certain Promissory Note payable to the order of USL in the original principal amount referenced therein, each of even date herewith (collectively, the “North Carolina Notes”), which are collectively secured by that certain Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents (North Carolina) executed by GC Concord for the benefit of Lender (the “North Carolina Security Instrument”), covering certain real property more particularly described therein, (iv) Griffin (Mechanicsburg) Essential Asset REIT II, LLC, a Delaware limited liability company (“GC Mechanicsburg”), evidenced by that certain Promissory Note payable to the order of AGL in the original principal amount referenced therein, that certain Promissory Note payable to the order of VALIC in the original principal amount referenced therein, and that certain Promissory Note payable to the order of USL in the original principal amount referenced therein, each of even date herewith (collectively, the “Pennsylvania Notes”), which are collectively secured by that certain Open-End Mortgage, Security Agreement, Fixture Filing, and Assignment of Leases and Rents (Pennsylvania) executed by GC Mechanicsburg for the benefit of Lender (the “Pennsylvania Security Instrument”), covering certain real property more particularly described therein, (v) Griffin (Las Vegas Grier) Essential Asset REIT II, LLC, a Delaware limited liability company (“GC Las Vegas”), evidenced by that certain Promissory Note payable to the order of AGL in the original principal amount referenced therein, that certain Promissory Note payable to the order of VALIC in the original principal amount referenced therein, and that certain Promissory Note payable to the order of USL in the original principal amount referenced therein, each of even date herewith (collectively, the “Nevada Notes”), which are collectively secured by that certain Deed of Trust, Security Agreement, Fixture Filing, and Assignment of Leases and Rents (Nevada) executed by GC Las Vegas for the benefit of Lender (the “Nevada Security Instrument”), covering certain real property more particularly described therein, and (vi) Griffin (Phoenix Beardsley TRCW) Essential Asset REIT II, LLC, a Delaware limited liability company, and Griffin (Phoenix Beardsley IPC) Essential Asset REIT II, LLC, a Delaware limited liability company, as co-borrowers (collectively, “GC Phoenix”), evidenced by that certain Promissory Note payable to the order of AGL in the original principal amount referenced therein, that certain Promissory Note payable to the order of VALIC in the original principal amount referenced therein, and that certain Promissory Note payable to the order of USL in the original principal amount referenced therein, each of even date herewith (collectively, the “Arizona Notes”), which are collectively secured by that certain Deed of Trust, Security Agreement, Fixture Filing, and Assignment of Leases and Rents (Arizona) executed by GC Phoenix for the benefit of Lender (the “Arizona Security Instrument”), covering certain real property more particularly described therein. GC Columbus, GC Houston, GC Concord, GC Mechanicsburg, GC Las Vegas, and GC Phoenix are collectively referred to herein as the “Borrower.” The loans made to the Borrower are collectively referred to as the “Loans.” The Ohio Notes, the Texas Notes, the North Carolina Notes, the Pennsylvania Notes, the Nevada Notes, and the Arizona Notes are collectively referred to herein as the “Notes.” The Ohio Security Instrument, the Texas Security Instrument, the North Carolina Security Instrument, the Pennsylvania Security Instrument, the Nevada Security Instrument, and the Arizona Security Instrument are collectively referred to herein as the “Security Instruments,” and, together with the Notes and all other documents executed by Borrower evidencing and/or securing the Loans, “Loan Documents.” All capitalized terms used herein without definition shall have the meanings given to such terms in the Security Instruments.
2.Purpose and Consideration
The execution and delivery of this Guaranty by Guarantor is a condition to Lender’s willingness to make the Loans to Borrower, is made in order to induce Lender to make the Loans, and is made in recognition that Lender will be relying upon this Guaranty in making the Loans and performing any other obligations it may have under the Loan Documents. Guarantor has a significant ownership interest in Borrower, and, accordingly, acknowledges that Guarantor will receive material direct and indirect benefit from Lender making the Loans to Borrower.
3.Guaranty
Guarantor hereby guarantees absolutely, primarily, and irrevocably, payment and performance of (a) all obligations for which Borrower has, or may incur, personal liability to Lender under Section 18 of each of the Notes, and (b) all obligations of Borrower under the Vacancy Risk Agreement (collectively, such obligations of Borrower described in clause (a) and (b) being hereinafter referred to as the “Obligations”).
4.Guaranty is Independent and Absolute
The obligations of Guarantor hereunder are independent of the obligations of Borrower and of any other person who may become liable with respect to the Obligations. Guarantor is jointly and severally liable with Borrower and with any other guarantor for the full and timely payment and performance of all of the Obligations. Guarantor expressly agrees that a separate action or actions may be brought and prosecuted against Guarantor (or any other guarantor), whether or not any action is brought against Borrower, any other guarantor or any other person for any Obligations guaranteed hereby and whether or not Borrower, any other guarantor or any other persons are joined in any action against Guarantor. Guarantor further agrees that Lender shall have no obligation to proceed against any security for the Obligations prior to enforcing this Guaranty against Guarantor, and that Lender may pursue or omit to pursue any and all rights and remedies Lender has against any person or with respect to any security in any order or simultaneously or in any other manner. All rights of Lender and all obligations of Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Notes, the Vacancy Risk Agreement, or any other Loan Document, and (b) any other circumstances which might otherwise constitute a defense available to, or a discharge of Borrower in respect of, the Obligations.
5.Authorizations to Lender
Guarantor authorizes Lender, without notice or demand and without affecting Guarantor’s liability hereunder, from time to time (a) to renew, extend, accelerate or otherwise change the time for payment of, change, amend, alter, cancel, compromise or otherwise modify the terms of the Notes or the Vacancy Risk Agreement, including increasing the rate or rates of interest thereunder agreed to by Borrower, and to grant any indulgences, forbearances, or extensions of time; (b) to renew, extend, change, amend, alter, cancel, compromise or otherwise modify any of the terms, covenants, conditions or provisions of any of the Loan Documents or any of the Obligations; (c) to apply any security and direct the order or manner of sale thereof as Lender, in Lender’s discretion, may determine; (d) to proceed against Borrower, Guarantor or any other guarantor with respect to any or all of the Obligations without first foreclosing against any security therefor; (e) to exchange, release, surrender, impair or otherwise deal in any manner with, or waive, release or subordinate any security interest in, any security for the Obligations; (f) to release or substitute Borrower, any other guarantors, endorsers, or other parties who may be or become liable with respect to the Obligations, without any release being deemed made of Guarantor or any other such person; and (g) to accept a conveyance or transfer to Lender of all or any part of any security in partial satisfaction of the Obligations, or any of them, without releasing Borrower, Guarantor, or any other guarantor, endorser or other party who may be or become liable with respect to the Obligations, from any liability for the balance of the Obligations.
6.Application of Payments Received by Lender
Any sums of money Lender receives from or for the account of Borrower may be applied by Lender to reduce any of the Obligations or any other liability of Borrower to Lender, as Lender in Lender’s discretion deems appropriate.
7.Waivers by Guarantor
(a)Guarantor hereby waives (1) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of this Guaranty, and diligence in collection; (2) notice of the existence, creation, or incurring of any new or additional Obligations under or pursuant to any of the Loan Documents; (3) any right to require Lender to proceed against, give notice to, or make demand upon a Borrower; (4) any right to require Lender to proceed against or exhaust any security or to proceed against or exhaust any security in any particular order; (5) any right to require Lender to pursue any remedy of Lender; (6) any right to direct the application of any security held by Lender; (7) any right of subrogation or to enforce any remedy which Lender may have against Borrower and any right to participate in any security now or hereafter held by Lender and any right to reimbursement from a Borrower for amounts paid to Lender by Guarantor at any time prior to the Indefeasible Payment in Full (as hereinafter defined) of all obligations of the Borrower under the Loan Documents and of all of the Obligations under this Guaranty; (8) benefits, if any, of Guarantor under any anti-deficiency statutes or single-action legislation or judicial interpretation thereof; (9) any defense arising out of any disability or other defense of a Borrower, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of a Borrower, or of any remedy for the enforcement of such liability; (10) any statute of limitations affecting the liability of Guarantor hereunder; (11) any right to plead or assert any election of remedies by Lender; (12) any other defenses available to a surety under applicable law; (13) notice of any adverse change in the financial condition of a Borrower or of any other fact that might increase Guarantor’s risk hereunder; (14) notice of any event of default under the Loan Documents; and (15) all other notices (except if such notice is specifically required to be given to Guarantor hereunder or under any Loan Document to which Guarantor is a party) and demands to which Guarantor might otherwise be entitled. As used in this Guaranty, the term “Indefeasible Payment in Full” with respect to any obligations shall mean the payment in full in cash of all such obligations and the expiration of all applicable time periods regarding bankruptcy preference, fraudulent conveyance or other avoidance actions that may be applicable to the circumstances of payment of any or all of such obligations under any and all State and federal laws.
(b)Guarantor hereby waives any right of subrogation Guarantor has or may have as against a Borrower with respect to the Obligations. In addition, Guarantor hereby waives any right to proceed against Borrower, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Guarantor may now have or hereafter have as against Borrower with respect to the Obligations. Guarantor also hereby waives any rights to recourse to or with respect to any asset of Borrower. Guarantor agrees that in light of the immediately foregoing waivers, the execution of this Guaranty shall not be deemed to make Guarantor a “creditor” of any Borrower, and that for purposes of Sections 547 and 550 of the Bankruptcy Code Guarantor shall not be deemed a “creditor” of any Borrower. Notwithstanding the foregoing, the waivers set forth in this subsection (b) shall only apply until the Indefeasible Payment in Full of all obligations of Borrower under the Loan Documents and of all of the Obligations under this Guaranty.
(c)Guarantor waives all rights and defenses that Guarantor may have because the Borrower’s debt is secured by real property. This means, among other things, (i) Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the Borrower; (ii) if Lender forecloses on any real property collateral pledged by the Borrower: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from the Guarantor, even if Lender, by foreclosing on the real property collateral, has destroyed any right the Guarantor may have to collect from the Borrower. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the Borrower’s debt is secured by real property.
8.Subordination by Guarantor
Guarantor hereby agrees that any indebtedness of Borrower to Guarantor, whether now existing or hereafter created, shall be and is hereby subordinated to the indebtedness of Borrower to Lender under the Loan Documents until such time as the Indefeasible Payment in Full of all obligations of Borrower and all of the Obligations under this Guaranty. At any time during which a Default or Event of Default shall exist under any of the Security Instruments, Guarantor shall not accept or seek to receive any amounts from Borrower on account of any indebtedness of Borrower to Guarantor.
9.Bankruptcy Reimbursements
Guarantor hereby agrees that if all or any part of the Obligations paid to Lender by Borrower or any other party liable for payment and satisfaction of the Obligations (other than Guarantor) are recovered from Lender in any bankruptcy proceeding, Guarantor shall reimburse Lender immediately on demand for all amounts of such Obligations so recovered from Lender, together with interest thereon at the default rate set forth in the Notes from the date such amounts are so recovered until repaid in full to Lender, and, for this purpose, this Guaranty shall survive repayment of the Loans.
10.Net Worth Covenant
At all times prior to the Indefeasible Payment in Full of all obligations of Borrower under the Loan Documents and of all Obligations under this Guaranty, Guarantor shall maintain a Net Worth in excess of $126,970,000. Guarantor’s Net Worth shall be set forth in reasonable detail in the financial statements required to be delivered to Lender under this Guaranty. Notwithstanding the anything to the contrary contained herein, from and after the second (2nd) anniversary of the date hereof, Guarantor shall maintain Liquid Assets in an amount no less than $45,640,000, which amount shall in each case be deemed increased monthly during the term of the Loan, as of the end of each calendar month, at a rate of 3% per annum from the date hereof until maturity (the “Required Minimum Liquid Assets Amount”), except as hereinafter provided. As used herein, “Liquid Assets” means shall mean (A) assets in the form of cash, cash equivalents, obligations of (or fully guaranteed as to principal and interest by) the United States or any agency or instrumentality thereof (provided the full faith and credit of the United States supports such obligation or guarantee), certificates of deposit issued by a commercial bank having net assets of not less than $500 million, securities listed and traded on a recognized stock exchange or traded over the counter and listed in the National Association of Securities Dealers Automatic Quotations, or liquid debt instruments that have a readily ascertainable value and are regularly traded in a recognized financial market, and (B) the unfunded available amounts under Guarantor’s revolver credit facility shall constitute liquid assets for the purposes of meeting such minimum liquid assets test (provided such unfunded available amounts under such revolver credit facility are reflected in the financial statements to be delivered to Lender under this Guaranty, or reflected in a separate statement certified as true and correct by Guarantor delivered concurrently with the balance sheets of Guarantor to be delivered to Lender pursuant to this Guaranty). Notwithstanding, the Required Minimum Liquid Assets Amount (1) shall be reduced by the “Required Amount” (as defined in the Vacancy Risk Agreement) applicable to any individual Property at such time as such individual Property becomes a “Partial Release Property” (as defined in the Partial Release Agreement) and is released from Lender’s lien in accordance with the terms and conditions hereinafter set forth, (2) shall be reduced by the “Required Amount” (as defined in the Vacancy Risk Agreement) applicable to any individual Property at such time as such individual Property becomes a “Substitution Release Property” (as defined in the Vacancy Risk Agreement) and is released from Lender’s lien in accordance with the terms and conditions hereinafter set forth, (3) shall be reduced by the “Required Amount” (as defined in the Vacancy Risk Agreement2) applicable to any individual Property at such time as the applicable “Single NNN Tenant” (as defined in the Vacancy Risk Agreement) of such individual Property extends its Single NNN Tenant Lease in accordance with such lease, provided such renewal term extends no less than one year beyond the maturity date of the Loan, (4) shall be reduced by the “Required Amount” (as defined in the Vacancy Risk Agreement) applicable to any individual Property at such time as Borrower delivers to Lender a “Required Letter of Credit” (as defined in the Vacancy Risk Agreement) with respect to such individual Property, or (5) shall be reduced at such time and by the amount of each deposit into the “TI/LC Reserve” made pursuant to the “Cash Flow Sweep” contemplated in the Vacancy Risk Agreement triggered by reason of the applicable Single NNN Tenant of such individual Property failing to extend its Single NNN Tenant Lease.
The term “Net Worth” shall mean, as of a given date, (x) the total assets of Guarantor as of such date less (y) such Guarantor’s total liabilities as of such date, determined in accordance with generally accepted accounting principles, consistently applied.
11.Jurisdiction, Venue and Applicable Law
Guarantor hereby submits itself to the jurisdiction and venue of any federal court located in the State of New York or any state court located in New York County, New York in connection with any action or proceeding brought for enforcement of Guarantor’s obligations hereunder, and hereby waives any and all personal or other rights under the law of any other country or state to object to jurisdiction within such locations for purposes of litigation to enforce such obligations. Guarantor agrees that service of process upon Guarantor shall be complete upon delivery thereof in any manner permitted by law to Guarantor’s agent for service of process as designated in Section 12, below. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND GUARANTOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING.
12.Service of Process
GUARANTOR DOES HEREBY DESIGNATE AND APPOINT:

C T Corporation System 111 Eighth Avenue 13th Floor New York, NY 10011

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO GUARANTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON GUARANTOR, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK.  GUARANTOR (I) SHALL NOT CHANGE ITS DESIGNATED AGENT WITHOUT GIVING PRIOR WRITTEN NOTICE THEREOF TO LENDER AND HAVING RECEIVED LENDER’S PRIOR EXPRESS WRITTEN CONSENT TO SUCH REDESIGNATION, AND (II) SHALL PROMPTLY DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS)IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR OR REFUSES TO CONSENT TO SUCH DESIGNATION AS AUTHORIZED AGENT FOR GUARANTOR PURSUANT TO A WRITTEN CONSENT IN FORM AND SUBSTANCE SATISFACTORY TO LENDER.
In the event service of process in accordance with the foregoing is not possible after two weeks’ reasonable effort by Lender, Guarantor hereby consents to service by publication in a newspaper of general circulation in The City of New York, New York County, New York.
13.Financial Statements
Within ninety (90) days after the end of the period covered thereby, Guarantor shall deliver to Lender Guarantor’s quarterly unaudited and annual audited financial statements or, alternatively, written notice as and when such financial statements are publicly available, together with a website link to such financial statements. If a weblink is provided, the financial statements must be accessible via such link without a password or user account. At any time that Guarantor is not a publicly held company subject to the jurisdiction of the U.S. Securities and Exchange Commission, Guarantor shall also furnish to Lender copies of its federal and state income tax returns for the preceding year within ten (10) days of the filing thereof with the appropriate governmental agencies.
14.Assignability
This Guaranty shall be binding upon Guarantor and Guarantor’s heirs, representatives, successors, and assigns and shall inure to the benefit of Lender and Lender’s successors and assigns. This Guaranty shall follow the Notes and other Loan Documents which are for the benefit of Lender, and, in the event the Notes and other Loan Documents are negotiated, sold, transferred, assigned, or conveyed by Lender in whole or in part, this Guaranty shall be deemed to have been sold, transferred, assigned, or conveyed by Lender to the holder or holders of the Notes and other Loan Documents, with respect to the Obligations contained therein, and such holder or holders may enforce this Guaranty as if such holder or holders had been originally named as Lender hereunder.
15.Payment of Costs of Enforcement
In the event any action or proceeding is brought to enforce this Guaranty, Guarantor shall pay all costs and expenses of Lender in connection with such action or proceeding, including, without limitation, all attorneys’ fees incurred by Lender.
16.Notices
Any notice required or permitted to be given by Guarantor or Lender under this Guaranty shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first Business Day after receipted delivery to a courier service which guarantees next-Business Day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to Guarantor: 1520 E. Grand Avenue El Segundo, California 90245 Attention: Mr. Joseph E. Miller
with a copy to: Griffin Capital Corporation 790 Estate Drive, Suite 180 Deerfield, IL 60015 Attention: Mary Higgins, Esq.
If to Lender:
American General Life Insurance Company
The Variable Annuity Life Insurance Company
The United States Life Insurance Company in the City of New York
c/o AIG Investments
777 South Figueroa Street, 16th Floor
Los Angeles, California 90017
Attn: Director-Mortgage Lending and Real Estate

with a copy to: Greenberg Traurig, LLP 1200 17th Street, 24th Floor Denver, Colorado 80202 Attn: Peter C. Kelley, Esq.
Either party may change such party’s address for notices or copies of notices by giving notice to the other party in accordance with this Section 16.
17.Reinstatement of Obligations
If at any time all or any part of any payment made by Guarantor or received by Lender from Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of any Guarantor), then the obligations of Guarantor hereunder shall, to the extent of the payment rescinded or returned, and to the extent permitted by law, be deemed to have continued in existence, notwithstanding such previous payment made by Guarantor, or receipt of payment by Lender, and the obligations of Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Guarantor had never been made.
18.Severability of Provisions
If any provision hereof or of any other Loan Document shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of the document in which such provision is set forth, the application of the provision to other persons, entities or circumstances, and any other document referred to herein shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.
19.Joint and Several Obligation
If Guarantor is more than one person or entity, then (a) all persons or entities comprising Guarantor are jointly and severally liable for all of the Obligations; (b) all representations, warranties, and covenants made by Guarantor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Guarantor; (c) any breach, default or Event of Default by any of the persons or entities comprising Guarantor hereunder shall be deemed to be a breach, default, or Event of Default of Guarantor; and (d) any reference herein contained to the knowledge or awareness of Guarantor shall mean the knowledge or awareness of any of the persons or entities comprising Guarantor.

20.Waiver
Neither the failure of Lender to exercise any right or power given hereunder or to insist upon strict compliance by Borrower, Guarantor, any other guarantor, or any other person with any of its obligations set forth herein or in any of the Loan Documents, nor any practice of Borrower or Guarantor at variance with the terms hereof or of any Loan Documents, shall constitute a waiver of Lender’s right to demand strict compliance with the terms and provisions of this Guaranty.
21.Certain Waivers
GUARANTOR, BY SIGNING THIS GUARANTY, AND LENDER, BY ACCEPTING IT, EACH KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS GUARANTY, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER AND GUARANTOR ENTERING INTO THE LOANS.
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[SIGNATURE PAGE TO RECOURSE CARVE-OUT GUARANTY AGREEMENT (PORTFOLIO)]
IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR:

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner

By:	/s/ Joseph E. Miller
Joseph E. Miller, Chief Financial Officer